UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2008, the Board of Directors of MISCOR Group, Ltd., an Indiana corporation (“MISCOR”), accepted the resignation, effective immediately, of William J. Wisniewski as the Senior Vice President of MISCOR’s wholly-owned subsidiary Magnetech Industrial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: April 1, 2008

	By:	/s/ James M. Lewis
Printed Name: James M. Lewis
Title: Vice President, Secretary and General Counsel